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[Janus Letterhead]


December 14, 2006


EDGAR Operations Branch
Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, DC 20549-0505

Re:  JANUS INVESTMENT FUND (the "Registrant")
     1933 Act File No. 2-34393
     1940 Act File No. 811-1879

Dear Sir or Madam:

On behalf of the Registrant, enclosed please find a revised preliminary proxy statement relating to the special meeting of shareholders of Janus Money Market Fund and Janus Government Money Market Fund (each, a "Fund," and collectively, the "Funds"), each a series of the Registrant, to be held on February 16, 2007. Each Fund offers three classes: Institutional Shares, Service Shares and Investor Shares. The proxy statement will seek shareholder approval by each Fund of an Agreement and Plan of Reorganization, which would result in the transfer of the assets and liabilities relating to the Institutional Shares and Service Shares classes of each Fund to corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, each of which is a new series of Janus Adviser Series. If approved, the Investor Shares class will remain as the sole share class of each Fund.

No fee is required in connection with this filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934.

If you have any questions regarding this filing, please call me at (303)
336-7823.

Sincerely,

/s/ Gregory P. Dulski

Gregory P. Dulski
Associate Counsel

Enclosure

cc:  Stephanie Grauerholz-Lofton, Esq.
     Larry Greene, Esq.
     Kelley Abbott Howes, Esq.
     Richard C. Noyes
     Cindy A. Antonson
     Donna Brungardt